UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 4, 2016
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STONEGATE MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9190 Priority Way West Drive, Suite 300
Indianapolis, Indiana 46240
(Address of principal executive offices)
Registrant’s telephone number, including area code: (317) 663-5100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Effective November 1, 2016, David E. Kress will become the Company’s General Counsel. Mr. Kress is 48 years old and has extensive experience representing financial institutions.

Since February, 2014, Mr. Kress has served as the Company’s Associate General Counsel. From 2000-2014, Mr. Kress worked in private practice representing financial institutions and public companies in litigation and regulatory matters, most recently at Benesch Friedlander Coplan and Aronoff between 2010 and 2013. Mr. Kress has a Bachelor of Sciences in journalism and Criminal Justice from Indiana University, and a Juris Doctorate from the Indiana University Robert H. McKinney School of Law.

Material terms of Mr. Kress’ compensation will include an initial annual base salary of $250,000 and eligibility to participate in the Company’s Annual Incentive Plan. Mr. Kress will also be eligible to participate in the Company’s employee benefits plans, programs and policies on terms offered to similarly situated employees. In connection with his employment as General Counsel, the Company will also provide Mr. Kress with an employment agreement that may include, among other terms, change of control provisions.

The descriptions of the terms set forth above are not complete and are qualified in all respects by reference to the terms of the employment agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

The news release of the Company dated November 4, 2016 announcing this change is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 attached hereto is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a) – (b) Not applicable

(d) Exhibits:
99.1     Text of press release by the Company dated November 4, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

Date: November 4, 2016	By:	/s/ James V. Smith
James V. Smith
Chief Executive Officer
(On behalf of the Registrant and as its principal executive officer)

EXHIBIT INDEX

Exhibit     Description
99.1     Text of press release by the Company dated November 4, 2016